Exhibit (h)(2)(i)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – FIDELITY BOND

as of February 28, 2025

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA CREDIT INCOME FUND

VOYA CORPORATE LEADERS® TRUST FUND

Voya Corporate Leaders® Trust Fund Series B

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA ENHANCED SECURITIZED INCOME FUND

VOYA EQUITY TRUST

Voya Corporate Leaders® 100 Fund

Voya Global Income & Growth Fund

Voya Large-Cap Growth Fund

Voya Large Cap Value Fund

Voya Mid Cap Research Enhanced Index

Fund

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund

Voya Small Cap Growth Fund

Voya Small Company Fund

Voya U.S. High Dividend Low Volatility

Fund

Voya VACS Series MCV Fund

VOYA FUNDS TRUST

Voya Floating Rate Fund

Voya GNMA Income Fund

Voya Government Money Market Fund

Voya High Yield Bond Fund

Voya Intermediate Bond Fund

Voya Short Duration Bond Fund

Voya Short Duration High Income Fund

Voya Strategic Income Opportunities Fund

Voya VACS Series HYB Fund

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIAL FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

Voya Balanced Income Portfolio

Voya Global Perspectives® Portfolio

Voya Government Liquid Assets Portfolio1

Voya High Yield Portfolio1

Voya Inflation Protected Bond Plus

Portfolio

Voya Large Cap Growth Portfolio

Voya Large Cap Value Portfolio

Voya Limited Maturity Bond Portfolio1

Voya Retirement Conservative Portfolio

Voya Retirement Growth Portfolio

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

1

Voya Retirement Moderate Growth	Voya Index Solution 2065 Portfolio
Portfolio	Voya Index Solution Income Portfolio
Voya Retirement Moderate Portfolio	Voya International High Dividend Low
Voya U.S. Stock Index Portfolio1	Volatility Portfolio
Voya VACS Index Series S Portfolio	Voya Solution 2025 Portfolio
VOYA INVESTORS TRUST (cont.)	Voya Solution 2030 Portfolio
VY® CBRE Global Real Estate Portfolio	Voya Solution 2035 Portfolio
VY® CBRE Real Estate Portfolio	Voya Solution 2040 Portfolio
VY® Invesco Growth and Income Portfolio	Voya Solution 2045 Portfolio
VY® JPMorgan Emerging Markets Equity	Voya Solution 2050 Portfolio
Portfolio1	Voya Solution 2055 Portfolio
VY® JPMorgan Small Cap Core Equity	Voya Solution 2060 Portfolio
Portfolio1	Voya Solution 2065 Portfolio
VY® Morgan Stanley Global Franchise	Voya Solution Aggressive Portfolio
Portfolio1	Voya Solution Balanced Portfolio
VY® T. Rowe Price Capital Appreciation	Voya Solution Conservative Portfolio
Portfolio1	Voya Solution Income Portfolio
VY® T. Rowe Price Equity Income	Voya Solution Moderately Aggressive
Portfolio1	Portfolio
VOYA MUTUAL FUNDS	VY® American Century Small-Mid Cap
Value Portfolio
Voya Global Bond Fund	VY® Baron Growth Portfolio
Voya Global High Dividend Low Volatility	VY® Columbia Contrarian Core Portfolio
Fund	VY® Columbia Small Cap Value II Portfolio
Voya Multi-Manager Emerging Markets	VY® Invesco Comstock Portfolio
Equity Fund	VY® Invesco Equity and Income Portfolio
Voya Multi-Manager International Equity	VY® JPMorgan Mid Cap Value Portfolio
Fund	VY® T. Rowe Price Diversified Mid Cap
Voya Multi-Manager International Small	Growth Portfolio
Cap Fund	VY® T. Rowe Price Growth Equity Portfolio
Voya VACS Series EME Fund	VOYA SEPARATE PORTFOLIOS

VOYA PARTNERS, INC.	TRUST
Voya Global Bond Portfolio	Voya Investment Grade Credit Fund
Voya Global Insights Portfolio	Voya Securitized Credit Fund
Voya Index Solution 2025 Portfolio	Voya Target In-Retirement Fund2
Voya Index Solution 2030 Portfolio	Voya Target Retirement 2025 Fund2
Voya Index Solution 2035 Portfolio	Voya Target Retirement 2030 Fund2
Voya Index Solution 2040 Portfolio	Voya Target Retirement 2035 Fund2
Voya Index Solution 2045 Portfolio	Voya Target Retirement 2040 Fund2
Voya Index Solution 2050 Portfolio	Voya Target Retirement 2045 Fund2
Voya Index Solution 2055 Portfolio	Voya Target Retirement 2050 Fund2
Voya Index Solution 2060 Portfolio	Voya Target Retirement 2055 Fund2

1Under the terms of the Management Agreement between Voya Investors Trust and Voya Investments, LLC, the Fund is subject to a unified fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

2

Voya Target Retirement 2060 Fund2

Voya Target Retirement 2065 Fund2

Voya VACS Series EMHCD Fund

VOYA SEPARATE PORTFOLIOS

TRUST (cont.)

Voya VACS Series SC Fund

VOYA VARIABLE FUNDS

Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE

TRUST

VY® BrandywineGLOBAL – Bond

Portfolio

VOYA VARIABLE PORTFOLIOS, INC.

Voya Emerging Markets Index Portfolio

Voya Global High Dividend Low Volatility

Portfolio

Voya Index Plus LargeCap Portfolio

Voya Index Plus MidCap Portfolio

Voya Index Plus SmallCap Portfolio

Voya International Index Portfolio

Voya Russell™ Large Cap Growth Index

Portfolio

Voya Russell™ Large Cap Index Portfolio

Voya Russell™ Large Cap Value Index

Portfolio

Voya Russell™ Mid Cap Growth Index

Portfolio

Voya Russell™ Mid Cap Index Portfolio

Voya Russell™ Small Cap Index Portfolio

Voya Small Company Portfolio

Voya U.S. Bond Index Portfolio

Voya VACS Index Series EM Portfolio

Voya VACS Index Series I Portfolio

Voya VACS Index Series MC Portfolio

Voya VACS Index Series SC Portfolio

VOYA VARIABLE PRODUCTS TRUST

Voya MidCap Opportunities Portfolio

Voya SmallCap Opportunities Portfolio

2Under the terms of the Management Agreement between Voya Separate Portfolios Trust and Voya Investments, LLC, the Fund is subject to a bundled fee arrangement. Accordingly, the portion of Fees allocated to the Fund under the Allocation Agreement will be borne directly by Voya Investments, LLC as provided in the Management Agreement.

3